                                                                  CONFORMED COPY



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   -----------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 5, 1996

                             WHIRLPOOL CORPORATION
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        1-3932                 38-1490038
- ----------------------------         ---------------         ------------------
(State or other jurisdiction         (Commision File          (I.R.S. Employer
       of incorporation)                 number)             Identification No.)



     2000 M63 North,  Benton Harbor, Michigan                    49022-2692
    ------------------------------------------------------------------------
    (Address of principal executive officers)                     (Zip Code)



                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code




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Item 5.   Other Events
          ------------

          On June 5, 1996, the registrant issued a press release regarding the effects of currency changes on its European operations and advising that the registrant currently anticipates its effective tax rate for the year to be about 50%. In the press release, the registrant advised that the strengthening of the Italian lira against other European currencies at present levels is currently expected to reduce European operating profits by $50 million from previously planned full year levels.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          Exhibit 1
          ---------

          Copy of a press release dated June 5, 1996 regarding the strengthening of Italian lira against other currencies changing Whirlpool's expectations for European operations.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WHIRLPOOL CORPORATION
                                 Registrant



Date: June 5, 1996            By:  /s/  Daniel F. Hopp
                                 --------------------------------------
                                 Name:  Daniel F. Hopp
                                 Title: Vice President, General
                                        Counsel and Secretary